Supplement dated May 1, 2026, to the Initial Summary Prospectus,

Updating Summary Prospectus, and Prospectus

dated May 1, 2026, for Protective Aspirations Variable Annuity contracts issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

 Supplement dated May 1, 2026, to the Initial Summary Prospectus,

Updating Summary Prospectus, and Prospectus

dated May 1, 2026, for Protective Aspirations NY Variable Annuity contracts issued by Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

Effective immediately, the following information in the "APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT" section of the Prospectus is removed and replaced by the following:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2025)			SecurePay Protector Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
Taxable Bond	Lord Abbett Series Fund - Bond Debenture Portfolio - Class VC	1.05%	8.33%	2.10%	4.72%	2

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-456-6330. Please keep this Supplement for future reference.